UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 3, 2012

Skinny Nutritional Corp.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-51313

Nevada	88-0314792
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1100 East Hector Street, Suite 391
Conshohocken, PA 19428
(Address and zip code of principal executive offices)

(610) 784-2000
(Registrant’s telephone number, including area code

  CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

To the extent required to be disclosed pursuant to Item 3.03 of the Current Report on Form 8-K, the information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 3 2012, Skinny Nutritional Corp. (the “Company”) filed a Certificate of Withdrawal of Certificate of Designation with the Secretary of State of the State of Nevada to withdraw the Certificate of Designation, Preferences and Limitations of the Series A Convertible Preferred Stock that was originally filed with the Secretary of State of the State of Nevada on April 28, 2009, and which had created the Series A Convertible Preferred Stock (the “Series A Preferred Stock”). The Series A Preferred Stock was mandatorily converted, by its terms, on July 6, 2009 into shares of Common Stock. In accordance with the Certificate of Designation of Series A Preferred Stock, from and after the mandatory conversion date, each certificate representing shares of Series A Preferred Stock solely represents the right to receive the number of shares of Common Stock into which such Series A Preferred Stock is convertible. The Certificate of Withdrawal is attached hereto as Exhibit 3.1 and incorporated herein by reference.

On August 3, 2012, the Company restated, without amending, its Articles of Incorporation.  Because the Company’s Articles of Incorporation were not amended in connection with their restatement, the restatement of the Company’s Articles of Incorporation was authorized by action of the Board of Directors on August 3, 2012 without stockholder approval in accordance with Section 78.403 of the Nevada Revised Statutes. In accordance with Section 78.403 of the Nevada Revised Statutes, the Company has omitted the following provisions from its restated Articles of Incorporation: (i) the names, addresses, signatures and acknowledgements of the incorporators, (ii) the names and addresses of the members of the past and present board of directors, and (iii) the name and address of the resident agent of the Company.

The foregoing description of the Company’s Restated Articles of Incorporation is qualified in its entirety by reference to the full text of the Company’s Restated Articles of Incorporation, a copy of which is attached hereto as Exhibit 3.2 and incorporated in its entirety herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed herewith

	Exhibit No.	Description

	3.1	Certificate of Withdrawal of Certificate of Designation
	3.2	Restated Articles of Incorporation of Skinny Nutritional Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Skinny Nutritional Corp.

By: /s/ Michael Salaman
Name: Michael Salaman
Title: Chief Executive Officer
Date: August 9, 2012

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Withdrawal of Certificate of Designation
3.2	Restated Articles of Incorporation of Skinny Nutritional Corp.